UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2025

KinderCare Learning Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42367	87-1653366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5005 Meadows Road, Lake Oswego, OR 97035
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (503) 872-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KLC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 11, 2025 (the “Effective Date”), KUEHG Corp. (“KUEHG”), a Delaware corporation and wholly owned subsidiary of KinderCare Learning Companies, Inc. (the “Company”), entered into an amendment (the “RCF Amendment”) to its credit agreement, dated as of June 12, 2023 (the “Credit Agreement”) among KUEHG, the Company, the guarantors identified therein, the lenders identified therein and Barclays Bank PLC, as administrative agent, which amends the Credit Agreement to (i) incrementally increase its existing revolving extended tranche commitments (the “Revolving Extended Commitments”) in an aggregate principal amount of $22.5 million from a new revolving lender and (ii) reclassify and extend $5.0 million of the revolving non-extended tranche commitments of an existing revolving lender into Revolving Extended Commitments, such that the aggregate commitments under KUEHG’s first lien revolving credit facility (the “First Lien Revolving Credit Facility”) after giving effect to the amendment were $262.5 million (consisting of $252.5 million of Revolving Extended Commitments and $10.0 million of revolving non-extended tranche commitments). There were no borrowings outstanding under the First Lien Revolving Credit Facility as of the date of this filing. All other materials terms under the Credit Agreement remained unchanged.

The Revolving Extended Commitments have an extended maturity date of the earlier of (i) October 10, 2029, or (ii) if, on the date that is ninety-one (91) days prior to the original maturity date of June 12, 2030 of the term loan under the Credit Agreement (the “Initial Term Loan”), all or any portion of the Initial Term Loan remain outstanding, the date that is ninety-one (91) days prior to the Initial Term Loan maturity date. The maturity date of the non-extended tranche commitments is June 12, 2028.

The summary of the RCF Amendment is qualified in its entirety by reference to the full text of the RCF Amendment, a copy of which will be attached as an exhibit to the Company’s annual report on Form 10-K for the fiscal year ended December 28, 2024.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is incorporated by reference to this Item 2.03.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: February 11, 2025	KinderCare Learning Companies, Inc.

	By:	/s/ Anthony Amandi
	Name:	Anthony Amandi
	Title:	Chief Financial Officer